UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 10, 2005

MYERS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8524	34-0778636

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1293 South Main Street, Akron, OH	44301

(Address of Principal Executive Offices)	(Zip Code)

Registrant“s Telephone Number, including area code (330) 253-5592

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective on May 10, 2005, upon the filing of the Company’s Form 10-Q for the quarter ended March 31, 2005, Ernst and Young LLP (“E&Y”) has completed all of its work for the Company and is no longer the Company’s independent registered public accounting firm. Prior to the Company filing the Form 10-Q for the quarter ended March 31, 2005, E&Y performed a review of the Company’s financial results for the quarter ended March 31, 2005 in accordance with the provisions of SAS 100 (AU 722), Interim Financial Information.

On March 11, 2005, the Audit Committee of the Board of Directors of Myers Industries, Inc. (“Company”) determined that it would request proposals from independent registered public accounting firms for the Company’s 2005 audit. E&Y, the Company’s then independent registered public accounting firm for the fiscal year ended December 31, 2004, received a request for proposal, but notified the Company on April 13, 2005, that they declined to stand for reappointment as the Company’s independent registered public accounting firm.

Several independent registered public accounting firms have recently submitted to the Audit Committee proposals to become the Company’s independent registered public accounting firm. The Audit Committee expects to review the proposals submitted and appoint an independent registered public accounting firm in the second quarter of 2005.

As disclosed in the Company’s Form 10-K/A filed on May 2, 2005, Management concluded that the Company’s disclosure controls and procedures were not effective as of December 31, 2004 due to material weaknesses identified in the business segment reporting process, the financial statement close process and the income tax process. E&Y issued an adverse opinion on the effectiveness of internal controls over financial reporting because of these material weaknesses as of December 31, 2004.

E&Y’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2004 and 2003 and through April 18, 2005, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the matter in their report. The Company has requested E&Y to furnish the Company a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated May 10, 2005, is filed as Exhibit 16 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

      (c) Exhibit

            16 Letter to Securities and Exchange Commission from Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.
(Registrant)

DATE: May 10, 2005	By:	/s/ Gregory J. Stodnick
Gregory J. Stodnick
Vice President - Finance and Chief Financial Officer